SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-52356



                        Date of Report: February 27, 2007




                              GS CARBON CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                            20-5996486
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(State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, New York                          10119
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(Address of principal executive offices)                            (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION
ITEM 3.02   UNREGISTERED SALE OF EQUITY SECURITIES

Effective February 26, 2007, the Company entered into a Securities Purchase Agreement with Cornell Capital Partners, LP, under which Cornell purchased a Convertible Debenture in the amount of $1,125,000. The Debenture was issued as of February 26, 2007. Cornell paid the $1,125,000 purchase price on February 27, 2007.

The conversion price of the Debenture shall be equal to the lesser of $0.05 per share or ninety percent of the lowest closing market prices of the Company's Common Stock for the thirty days preceding conversion. Cornell will be entitled to convert the Debenture on the basis of the conversion price into the Company's common stock, provided that Cornell cannot convert into shares that would cause Cornell to own more than 4.9% of the Company's outstanding common stock.

The Debenture will bear interest at 10% per annum. Accrued interest and the principal amount will be payable on February 26, 2009. The Company's obligations under the Debenture are secured by a pledge of all of its assets, subject to Cornell's agreement to subordinate its security interest to any line of credit that the Company obtains from a bank or other financial institution.

The Company will pay a commitment fee of $100,000 and a $25,000 structuring fee to Yorkville Advisors Management, LLC. Accordingly, the Company will receive net proceeds of $1,000,000 upon issuance of the Debenture. The Company will also issue to Cornell a five year Warrant to purchase 50,000,000 common shares at $0.03 per share.

The Company agreed to file with the Securities and Exchange Commission a registration statement to enable Cornell to resell to the public the common stock issuable on conversion of the Debenture and the common stock issuable on exercise of the Warrants.

On February 26, 2007, the Company issued a total of 101,402,363 shares of common stock to GreenShift Corporation upon the conversion of certain shares of Company Series B Preferred Stock. Further information about the Company's Series B Preferred Stock is available in the Company's Quarterly Report on Form 10-QSB for the period ended September 30, 2006.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1 Securities Purchase Agreement effective February 27, 2007 among GS Carbon Corporation and Cornell Capital Partners, LP

10.2 Form of Convertible Debenture due February 2009

10.3 Security Agreement effective February 27, 2007 among GS Carbon Corporation and Cornell Capital Partners, LP

10.4 Form of Warrant to Purchase Common Stock to be issued to Cornell Capital Partners, LP



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 27, 2007            GS CARBON CORPORATION

                                     By: /s/ Kevin Kreisler
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                                             Kevin Kreisler
                                             Chief Executive Officer